UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2006

(Exact name of Registrant as specified in its charter)

Ohio	0-16772	31-0987416
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

138 Putnam Street, PO Box 738
Marietta, Ohio	45750-0738
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(740) 373-3155

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[	] Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

[	] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 240.14a-12)

[	] Pre-commencement communications pursuant to Rule 14d-2(b) under the

Exchange Act (17 CFR 240.14d-2(b))

[	] Pre-commencement communications pursuant to Rule 13e-4(c) under the

Exchange Act (17 CFR 240.13e-4(c))

Index to Exhibits on Page 3

Section 8 – Other Events

Item 8.01	Other Events.

On November 13, 2006 Peoples Bank, National Association announced that it has completed the acquisition of a full-service banking office in Carroll, Ohio and sale of office in Chesterhill, Ohio. A copy of the news release is attached as Exhibit 99 to this current report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

a) Financial statements of businesses acquired

No response required.

b) Pro forma financial information

No response required.

c) Exhibits

Exhibit Number	Description
99	News Release issued by Peoples Bank, National Association on November 13, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP INC.

Date: November 13, 2006	By:/s/	MARK F. BRADLEY
Mark F. Bradley
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99	News Release issued by Peoples Bank, National Association on November 13, 2006